J.P. MORGAN INCOME FUNDS

JPMorgan Strategic Income Opportunities Fund

(All Share Classes)

(a series of JPMorgan Trust I)

Supplement dated April 23, 2018

to the Prospectuses, Summary Prospectuses and

Statements of Additional Information dated July 1, 2017 and October 30, 2017, as supplemented

This supplement supersedes the supplement dated January 31, 2018 (the “January Supplement”) to the JPMorgan Strategic Income Opportunities Fund’s (the “Fund”) Prospectuses, Summary Prospectuses and Statements of Additional Information. Charles McCarthy is no longer involved in the portfolio management of the Fund. This change does not change the Fund’s investment strategies and the Fund will continue to have flexibility to allocate its assets among a broad range of fixed income securities and derivatives as well as in a single or limited number of strategies/sectors including cash, money market instruments (including money market funds) and short-term investments.

The section in the Risk/Return Summary under “Management” has been deleted in its entirety and replaced with the following.

Management

J.P. Morgan Investment Management Inc.

Portfolio Manager	Managed the Fund Since	Primary Title with Investment Adviser
William Eigen	2008	Managing Director
Jarred Sherman	2009	Managing Director
Jeffrey Wheeler	2015	Executive Director

In addition, the paragraph under Strategic Income Opportunities Fund in the section titled “The Funds’ Management and Administration — The Portfolio Managers” also has been deleted in its entirety and replaced by the following:

Strategic Income Opportunities Fund

William Eigen, Managing Director and CFA charterholder, is the lead portfolio manager who has been primarily responsible for the day-to-day management of the Fund since its inception. In his role as lead portfolio manager for the Fund, he is responsible for establishing and monitoring the strategy allocation for the Fund within and among sectors and utilizing the research and insight of dedicated sector specialists in making day-to-day decisions regarding securities to be bought or sold by the Fund. Mr. Eigen has been an employee of JPMIM since April 2008 and is currently the head of Absolute Return and Opportunistic strategies.

Jarred A. Sherman, Managing Director and CFA charterholder and Jeffrey Wheeler, Executive Director and CFA charterholder, are co-managers of the Fund. Mr. Sherman has been a portfolio manager for the Fund since 2009. An employee of JPMIM since 1999, Mr. Sherman is a portfolio manager and member of the Absolute Return and Opportunistic Fixed Income Team. In his role as co-manager, Mr. Sherman works closely with the lead portfolio manager to oversee the day-to-day operations of the Fund. Mr. Wheeler has been a portfolio manager of the Fund since October 2015 and is responsible for the Fund’s investments in securitized products. An employee of JPMIM since 2013, Mr. Wheeler is a portfolio manager and member of the Absolute Return and Opportunistic Fixed Income Team. Prior to joining JPMIM, Mr. Wheeler was a portfolio manager at Smith Breeden Associates, where he served as head of the Securitized Asset Team from 2009 to 2013.

All references to Mr. McCarthy have been hereby removed from the Statement of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE PROSPECTUSES, SUMMARY PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-SIOPP-PM-418